UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

LIPOCINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 30, 2015

Dear Stockholder:

You are cordially invited to attend Lipocine Inc.’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 16, 2015. The meeting will be held at Lipocine’s offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108 at 10:00 a.m Mountain Standard Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to access the proxy materials and vote via the Internet in accordance with the “notice and access” letter you will receive, or if you request paper copies of the proxy materials by mail, complete, sign, date and promptly return the proxy card. Returning your completed proxy card or voting via the Internet will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 16, 2015

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Lipocine Inc., a Delaware corporation (the “Company”), will be held on June 16, 2015, at 10:00 a.m. Mountain Standard Time at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect the five (5) directors named in the attached proxy statement

2.	RATIFICATION OF AUDITORS. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2015; and

3.	ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

We recommend that stockholders vote “FOR” the matters listed above. Only stockholders of record at the close of business on April 17, 2015 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

We will be using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about April 30, 2015, we will mail to stockholders holding shares in “street name” a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy statement and our Annual Report for the fiscal year ended December 31, 2014, or Annual Report, online and how to vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to access the proxy materials and vote via the Internet in accordance with the Notice you will receive, or if you request paper copies of the proxy materials by mail, sign, date and promptly return the proxy card. To ensure that all your shares are voted, please vote once for each Notice or proxy card you receive.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 16, 2015: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2014 are available at http://ir.lipocine.com/annuals-proxies.cfm.

Sincerely,

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

Salt Lake City, Utah

April 30, 2015

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO VOTE USING INTERNET VOTING OR IF YOU REQUEST TO RECEIVE THESE PROXY MATERIALS BY MAIL, BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

PROXY STATEMENT

The enclosed proxy is solicited on behalf of Lipocine Inc., a Delaware corporation, by its Board of Directors (the “Board”) for use at its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. Mountain Standard Time on June 16, 2015, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting will be held at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. Directions to the Annual Meeting may be obtained by calling (801) 994-7383, for stockholders who plan to attend the Annual Meeting.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 30, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2014 (“Annual Report”) and how to vote via the Internet and e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com

Stockholders who owned Lipocine Inc. common stock at the close of business on April 17, 2015 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 12,858,355 shares of common stock outstanding and approximately 148 shareholders of record according to information provided by our transfer agent.

We will provide, without charge, a copy of our Annual Report on Form 10-K to each stockholder of record as of the Record Date that requests according to the instructions included in the Notice. Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit.

References to the “Company,” “Lipocine,” “our,” “us” or “we” mean Lipocine Inc.

i

ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at our 2015 Annual Meeting of Stockholders to be held on Tuesday, June 16, 2015 (the “Annual Meeting”), at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m., Mountain Standard Time, and at any adjournments or postponements thereof.

•	This Proxy Statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

•	The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 30, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to the holders of the Company’s common stock of record as of April 17, 2015 (the “Record Date”). This Notice contained instructions on how to access this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2014, or Annual Report, and how to vote via the Internet and e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com.

Information About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Mountain Standard Time, on Tuesday, June 16, 2015.

Where is the Annual Meeting?

The Annual Meeting will be held at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters listed in the Notice of Annual Meeting of Stockholders and any other matters that properly come before the Annual Meeting or any adjournments or postponements thereof.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Annual Meeting.

What is “Notice and Access” and why did Lipocine use it?

We are making the proxy solicitation materials available to stockholders electronically via the Internet under the Notice and Access rules and regulations of the Securities and Exchange Commission, or SEC. On or about April 30, 2015, we mailed to stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on or about April 30, 2014. The Notice includes information on how to access and review the proxy materials and how to vote via the Internet. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you and reduce our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. Stockholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

2

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Annual Meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all stockholders are entitled to cast as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 12,858,355 shares of our common stock outstanding.

What are the recommendations of the Board?

Unless you instruct otherwise on your proxy card, via the Internet or in person at the Annual Meeting, the persons named as proxy holders will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth below.

1.	Proposal No. 1: “FOR” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

2.	Proposal No. 2: “FOR” the ratification of the Audit Committee's appointment of KPMG LLP as our independent registered accounting firm for the year ending December 31, 2015.

The proxy holders will vote in their own discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

Information About Voting

Who can vote at the Annual Meeting?

All stockholders of record at the close of business on the Record Date, April 17, 2015, are entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

What are the voting rights of the holders of the common stock?

Holders of our common stock will vote on all matters to be acted upon by the stockholders at the Annual Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Annual Meeting.

How do I vote?

You may attend the Annual Meeting and vote in person. Alternatively, you may vote your shares over the internet by following the Internet voting instructions in the Notice. If you request to received a printed copy of the proxy materials from us by mail, you may vote by mail by completing, signing and dating your Proxy Card and returning it to us on or prior to June 15, 2015 (proxy cards received after June 15, 2015 (i.e., on or after the Annual Meeting date) will not be counted). Please note that by casting your vote by proxy you are authorizing the individuals named as proxy holders to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

If you want to vote in person at the Annual Meeting and you hold shares of our common stock in street name, you should follow the instructions in the Notice or your broker should give you instructions for voting your shares. In these cases, you may vote by Internet or mail, as applicable. You may vote your shares beneficially held through your broker in person if you attend the Annual Meeting and you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Lipocine and its stockholders.

What happens if I do not vote my shares?

If you are a stockholder of record and you do not vote by proxy card, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

3

If you hold shares of our common stock in street name and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the New York Stock Exchange, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposal 1. We believe that Proposal 2 — ratification of our auditor — is a routine matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

Can I change my vote after I vote via the Internet or return my proxy card?

Yes. Even after you have voted over the Internet or submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of Lipocine. You may also change your vote at any time before the proxy is exercised by either casting a new vote over the Internet or sending a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy. For information regarding how to vote in person, see “How do I vote?” above.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors, provided a quorum is present in person or by proxy. A plurality means that the five nominees receiving the most votes for election to a director position are elected as directors.  Thus, the five candidates with the most affirmative votes will be elected at the Annual Meeting.

Proposal 2:  Ratification of Auditors.  The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting vote in favor of the proposal.

What is a broker non-vote?

A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans and the approval of an amendment to a company’s certificate of incorporation.  Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business.

Who can help answer my other questions?

If you have more questions about the Annual Meeting, or require assistance in submitting your proxy or voting your shares, please contact Morgan R, Brown, our corporate secretary, at 1-801-994-7383 or by email at mb@lipocine.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Lipocine, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Lipocine common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

4

Methods of Voting

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet.  You may vote your shares over the internet by following the Internet voting instructions in the Notice. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2015.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to return a proxy card.

Voting by Mail.  If you request to receive a printed copy of the proxy materials from us by mail, you may vote by mail by completing, signing and dating your proxy card and returning it to us on or prior to June 15, 2015 (proxy cards received after June 15, 2015 (i.e., on or after the Annual Meeting date) will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

•	enter a new vote over the Internet or by signing and returning a replacement proxy card;

•	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108; or

•	attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on April 17, 2015, are entitled to receive notice and vote at the meeting. On the Record Date, there were 12,858,355 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)	a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees; and

(2)	the ratification of the appointment of KPMG LLP as our independent registered accounting firm for the year ending December 31, 2015 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting vote in favor of the proposal.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposal Two, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

5

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a vote is properly cast via the Internet or proxy card, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

(2)	“for” the ratification of the Audit Committee's appointment of KPMG LLP as our independent registered accounting firm for the year ending December 31, 2015; and

(3)	at the discretion of your proxy holder, on any other matter that may be properly brought before the meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Householding of Proxy Materials

We are sending only one Notice to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate Notice in the future, you may telephone our Corporate Secretary at (801) 994-7383, by email at mb@lipocine.com or write to Morgan R. Brown at Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. If you are receiving multiple copies of the Notice, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by e-mail and mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 16, 2015: The notice of annual meeting of stockholders, this proxy statement, and our annual report on Form 10-K for 2014 are available at http://ir.lipocine.com/annuals-proxies.cfm.

6

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors and their ages as of March 31, 2015, are as follows:

Name	Age	Position(s)
Mahesh V. Patel, Ph.D.*	57	President, Chief Executive Officer and Chairman of the Board of Directors

Morgan R. Brown, M.B.A.	46	Executive Vice President and Chief Financial Officer

Dr. Stephen A. Hill, M.A., F.R.C.S.*+†	56	Director

Mr. Jeffrey A. Fink*+	57	Director

John W. Higuchi, M.B.A.*	47	Director

Dr. Richard Dana Ono, Ph.D.*+†	62	Director

*	Nominee for election to Board
+	Member of the Audit Committee
†	Member of the Compensation Committee

Executive Officers

Mahesh V. Patel, Ph.D., is our President, Chief Executive Officer and Chairman of the Board of Directors. Dr. Patel’s biographical information can be found under “Directors” below.

Morgan R. Brown, MBA has served as our Executive Vice President and Chief Financial Officer since September 2013. Mr. Brown served as Executive Vice President and Chief Financial Officer at Innovus Pharmaceuticals, Inc., a pharmaceuticals company, from May 2013 to September 2013. From August 2012 to May 2013, Mr. Brown consulted for Heartware International Inc., a medical device company. From August 2009 to August 2012, Mr. Brown served as Executive Vice President and Chief Financial Officer at World Heart Corporation, a medical device company. From August 2008 to August 2009, Mr. Brown served as Chief Financial Officer and Senior Vice President at Lifetree Clinical Research, a clinical research organization. Previously, Mr. Brown served as Vice President Finance and Treasurer at NPS Pharmaceuticals, Inc., a biotechnology company. Mr. Brown received a B.S. in Accounting from Utah State University and a M.B.A from the University of Utah.

Directors

Mahesh V. Patel, Ph.D has served as our President and Chief Executive Officer since 1997, as a member of our Board of Directors since 1997 and currently serves as the Chairman of our Board of Directors. Dr. Patel has more than 25 years of experience in strategic planning, technology assessment/development, technical management and product research and development in the area of drug discovery support, drug delivery and product line extensions. Prior to co-founding Lipocine in 1997, he led drug delivery research and development at Pharmacia and Upjohn. Dr. Patel received a B.Pharm from Karnataka University in India, a M.S. in Physical Pharmacy at the University of Cincinnati and a Ph.D. in Pharmaceutics from the University of Utah. We believe Dr. Patel’s dual role as an executive officer and director gives him unique insights into the day-to-day operations of our company and our strategic planning and clinical development.

Dr. Stephen A. Hill, M.A., F.R.C.S. has served as a member of our Board of Directors since January 2014 and has been a member of the Board and the President and Chief Executive Officer of Targacept Inc. since December 2012. From May 2012 to November 2012, Dr. Hill served as president and chief executive officer of QUE Oncology, a start-up biotechnology company, and, from March 2011 to December 2011, he served as president and chief executive officer of 21st Century Biodefense, a biodefense company. From April 2008 until its acquisition in December 2010, he served as president and chief executive officer of Solvay Pharmaceuticals, Inc., a pharmaceutical company. Prior to Solvay, he served as president, chief executive officer and director of ArQule, Inc., a biotech company, from April 1999 to March 2008. Dr. Hill is a member of the Board of Directors of the publicly-traded companies Cellectar Biosciences and Targacept Inc. Dr. Hill is a Fellow of the Royal College of Surgeons of England and holds his scientific and medical degrees from St. Catherine's College at Oxford University. We believe Dr. Hill brings to the Board extensive experience across a broad range of senior management positions with both pharmaceutical and biotechnology companies.

7

Jeffrey A. Fink has served as a member of our Board of Directors since January 2014 and has over 20 years of finance and strategy experience within the life science and healthcare industry. Mr. Fink is currently the managing director of Gambel Oaks Advisors, LLC, a strategic and financial advisory firm dedicated to the life sciences and allied industries, where he has worked since 2010. Mr. Fink spent over twenty years in the investment banking industry advising life science clients in the U.S. and Europe on the full range of financing and strategic advisory assignments. He was head of Healthcare Investment Banking for Robert W. Baird & Co. in Chicago until he retired in 2007, and prior to that was a partner in the Healthcare Group at Dresdner Kleinwort Wasserstein (the successor firm to Wasserstein Perella) and head of Mergers and Acquisitions for Prudential Vector Healthcare, a dedicated biotechnology and life sciences investment bank. Mr. Fink received a BA in Economics, cum laude, from Kalamazoo College and holds an MBA in finance, with distinction, from the University of Michigan. We believe that Mr. Fink’s knowledge of accounting and finance and his extensive experience in the life science industry will greatly benefit the Board.

John W. Higuchi, MBA has served as a member of our Board of Directors since 2003. Since 2003, Mr. Higuchi has served as President and Chief Executive Officer of Aciont Inc., an ocular therapeutics company. From 1997 to 2003, Mr. Higuchi served as our Vice President of Business Development and Corporate Treasurer. Mr. Higuchi also has worked for the American Chemical Society. Mr. Higuchi received a B.S. in Chemistry from Hope College and an M.B.A. and Master of Science in Information Systems from The George Washington University. We believe that Mr. Higuchi’s business development and management experience in the therapeutics industry, together with his significant knowledge of our company obtained while serving as a director of our company, will greatly benefit our Board of Directors.

Dr. Richard Dana Ono, Ph.D has served as a director of the Company since January 2014 and brings 30 years of experience managing public and private life science companies. Throughout his career, he has been engaged in strategic planning, product management, technology acquisition, and commercial development for multiple early stage life science companies and has been involved in a number of key advances for the industry. Dr. Ono has founded several biotech companies in the U.S., including IntraImmune Therapies, Inc., a biotechnology company which he sold to Abgenix, Inc. (now Amgen), along with several successful early stage biotech companies in the Boston area. Currently, he is a venture partner at VIMAC Ventures LLC, where he has worked since 2000. Additionally, Dr. Ono serves as a member of the Board of Directors of Hedgepath Pharmaceuticals, Inc. We believe that Dr. Ono’s extensive experience with life science companies at each phase of development will greatly benefit the Board of Directors.

Currently, directors and officers are elected on an annual basis. The term of each director’s service expires at our next annual meeting of stockholders and at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers.

8

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined by resolution of the Board. Our Board has fixed the number of directors at five. Our Board currently consists of five members.

Our common stock is listed on The NASDAQ Capital Market and we comply with The NASDAQ Capital Market’s listing standards on determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has nominated Dr. Mahesh V. Patel, Dr. Stephen A. Hill, Mr. Jeffrey A. Fink, Dr. Richard Dana Ono and Mr. John W. Higuchi for election at the Annual Meeting. Dr. Hill is currently serving as the Lead Independent Director and Mr. Fink and Dr. Ono are also serving as independent directors. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment of corporate strategy.

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence and enhance its ability to fulfill its management oversight responsibilities. Dr. Stephen A. Hill currently serves as the Lead Independent Director. The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	frequently consults with the Chairman and CEO about strategic policies;

•	provides the Chairman and CEO with input regarding Board meetings;

•	serves as a liaison between the Chairman and CEO and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

9

Committees of the Board of Directors

The Board has established an Audit Committee and a Compensation Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.lipocine.com. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement. The Board does not have a Nominating Committee or other committee of the Board that performs similar functions.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

Our Audit Committee consists of Mr. Fink, Dr. Hill and Dr. Ono with Mr. Fink serving as the Audit Committee Chairman. The Board has determined that all members of our Audit Committee are independent under the rules of the Securities and Exchange Commission, The NASDAQ Stock Market Rules and the standards adopted by our Board and that Mr. Fink qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission. During the fiscal year ended December 31, 2014, the Audit Committee held 6 meetings.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee currently administers our 2014 Stock and Incentive Plan, as amended. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate. The Compensation Committee intends to engage a compensation consultant to advise the Compensation Committee in the future. Dr. Patel makes recommendations to the Compensation Committee regarding the compensation of the other executive officers.

Our Compensation Committee consists of Drs. Hill and Ono with Dr. Hill serving as the Compensation Committee Chairman. The Board has determined that all members of our Compensation Committee are independent under the rules of the Securities and Exchange Commission, The NASDAQ Stock Market Rules and the standards adopted by our Board. During the fiscal year ended December 31, 2014, the Compensation Committee held 3 meetings.

Nominating Committee Functions. Given the relatively small size of our Board of Directors and the desire to involve the entire Board of Directors in nominating decisions, we have elected not to have a separate Nominating Committee. Since we do not have a Nominating Committee, all of the members of the Board of Directors participate in the consideration of director nominees. Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishment and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

The Board has not adopted a formal process for considering director candidates who may be recommended by stockholders.  However, our policy is to give due consideration to any and all such candidates.  A stockholder may submit a recommendation for director candidates to us at our corporate offices, to the attention of Morgan R. Brown.  We do not pay fees to any third parties to assist us in identifying potential nominees.

10

Board Meetings and Attendance at Annual Meetings

The Board held a total of 5 meetings during 2014. Each incumbent director attended all of the Board meetings held during the period in which such director served. Although we do not have a formal policy regarding attendance by directors at our annual meeting, we encourage directors to attend. We held our annual meeting of stockholders for the 2014 fiscal year on June 10, 2014 and three of our directors were in attendance.

Director Compensation

The following table provides information regarding compensation of non-employee directors who served during 2014. On January 6, 2014, the Board of Directors of the Company expanded the Board of Directors to five members and appointed Dr. Stephen A. Hill, Dr. Richard Dana Ono and Mr. Jeffrey A. Fink as directors, effective on January 6, 2014. Dr. Hill, Dr. Ono and Mr. Fink along with Dr. Patel and Mr Higuchi were all elected at the 2014 annual meeting of the Company's stockholders to serve until the next stockholder meeting of the Company. Each of these new directors received an initial stock option grant to purchase 10,000 shares of common stock of the Company at $8.25 per share. Each new non-employee director award had a Black-Scholes fair value of $52,098. In addition, each non-employee director receives an annual retainer of $30,000 per year; members of the Audit Committee receive an additional $5,000 per year for such service and members of the Compensation Committee receive an additional $4,000 per year for such service. The Chair of the Audit Committee receives $15,000 per year and the Chair of the Compensation Committee receives $10,000 per year. The lead independent director receives $20,000 per year. Finally, we reimburse our directors for reasonable travel expenses incurred in attending the meetings of the Board of Directors.

Director Compensation for 2014

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(7)	Other Compensation ($)	Total ($)
Jeffrey A. Fink(1)	45,000	52,098	-	97,098
William I. Higuchi(2)	-	387,308	30,000	387,308
John W. Higuchi(3)	30,000	-	-	30,000
Stephen A. Hill(4)	65,000	52,098	-	117,098
Gordhan Patel(5)	-	369,002	-	369,002
R. Dana Ono (6)	39,000	52,098	-	91,098

(1)	As of December 31, 2014, Mr. Fink had 10,000 option awards outstanding.

(2)	As of December 31, 2014, Dr. Higuchi had 173,348 option awards outstanding. Dr. Higuchi resigned as a director effective as of January 6, 2014. Subsequent to Dr. Higuchi resigning as a director, he was engaged to be a Chief Scientific Consultant and during 2014 earned $30,000 in this capacity.

(3)	As of December 31, 2014, Mr. Higuchi had 181,492 option awards outstanding.

(4)	As of December 31, 2014, Dr. Hill had 10,000 option awards outstanding.

(5)	As of December 31, 2014, Mr. Patel had 166,358 option awards. Mr. Patel resigned as a director effective as of January 6, 2014.

(6)	As of December 31, 2014, Dr. Ono had 10,000 option awards outstanding.

(7)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date or modification date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2014 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant or modification using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 8 to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2015.

11

Codes of Ethics and Business Conduct

We have adopted a corporate Code of Ethics and Business Conduct, which may be viewed on our website at www.lipocine.com. The Code of Ethics and Business Conduct applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a Current Report on Form 8-K. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o Lipocine Inc., Attention: Corporate Secretary, Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. All communications will be relayed to the addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2014. Please refer to our website at www.lipocine.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information presents the compensation paid to our principal executive officer and our next two most compensated executive officers in 2014. We only had two executive officers at December 31, 2015. We refer to these executive officers as the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Mahesh V. Patel, Ph.D.	2014	370,800	—	—	585,743	9,854	(3)	966,397
President, Chief Executive Officer and Chairman of the Board of Directors	2013	320,000	175,000	81,000	356,951	2,033	(3)	934,984
Morgan R. Brown	2014	263,333	25,000	—	190,953	7,713	(4)	486,999
Executive Vice President and Chief Financial Officer (6)	2013	72,917	25,000	112,500	249,750	—		460,167
Gerald T. Simmons	2014	191,402	—	—	118,207	131,685	(5)	441,294
Former Corporate Business Development Officer (7)	2013	188,240	35,000	—	59,897	—	(5)	283,137

(1)	Reflects the aggregate grant date fair value of restricted stock and restricted stock units computed in accordance with ASC Topic 718 but excludes an estimate for forfeitures. The fair value of each restricted stock and restricted stock unit is the closing price of our common stock on the date of grant. Additional information about the assumptions used in the calculation of these amounts is included in footnote 8 to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2015.

12

(2)	Reflects the aggregate grant date fair value of stock option awards computed in accordance with ASC Topic 718 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 8 to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2015.

(3)	Includes $2,054 and $2,033, respectively, in life insurance premiums we paid on behalf of the executive officer in 2014 and 2013 and $7,800 and zero, respectively, in 401(k) plan matching contributions in 2014 and 2013.

(4)	Includes $7,713 in 401(k) plan matching contributions in 2014.

(5)	Includes $5,568 in 401(k) plan matching contributions in 2014, $92,351 in severance paid upon termination in 2014 and $33,766 in accrued paid time off benefits paid upon termination in 2014.

(6)	Mr. Brown was hired as our Executive Vice President and Chief Financial Officer effective September 15, 2014.

(7)	Mr. Simmons was terminated on November 28, 2014.

Executive Employment Agreements and Change-in-Control Arrangements

We entered into employment agreements with the following executive officers: Dr. Mahesh V. Patel and Mr. Morgan Brown. We terminated the employment of Mr. Gerald Simmons and Dr. Srinivasan Venkateshwaran on November 14, 2014. In connection with their termination, we entered into a separation and release agreement with each of Mr. Simmons and Dr. Venkateshwaran. Below is a description of such employment agreements and separation agreements.

Dr. Mahesh V. Patel: We have entered into an Employment Agreement with Dr. Mahesh V. Patel, who has served as our President and Chief Executive Officer since 1997. Under the terms of the Employment Agreement between the Company and Dr. Patel, dated January 7, 2014 (the “Dr. Patel Agreement”), Dr. Patel receives an initial base salary of $370,800 per year subject to adjustment by the Board. Dr. Patel will be eligible to participate in the Company’s cash bonus plan, described in more detail below. In the event Dr. Patel’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Patel Agreement, Dr. Patel will be entitled to receive, among other severance benefits, up to 104 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Mr. Morgan R. Brown: The Company has entered into an Amended and Restated Employment Agreement with Mr. Morgan R. Brown, who was appointed Executive Vice President and Chief Financial Officer of Company in September 2013. Mr. Brown serves as the Company’s principal financial officer and principal accounting officer. Under the terms of the Amended and Restated Employment Agreement between the Company and Mr. Brown, dated January 7, 2014 (the “Mr. Brown Agreement”), Mr. Brown receives an initial base salary of $257,500 per year subject to adjustment by the Board. Mr. Brown is eligible to participate in the Company’s cash bonus plan. In the event Mr. Brown’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Mr. Brown Agreement, Mr. Brown will be entitled to receive among other severance benefits, 52 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Mr. Gerald Simmons: We were party to an employment agreement with Mr. Gerald Simmons, our former Corporate Business Development Officer, which was terminated on November 28, 2014. In connection with the termination of Mr. Simmons, we entered into a separation and release agreement with Mr. Simmons on November 18, 2014. Pursuant to the separation and release agreement, Mr. Simmons received severance pay in the amount of $92,351.

Dr. Srinivasan Venkateshwaran: We were party to an employment agreement with Mr. Srinivasan Venkateshwaran, our former Chief Technology Officer and Vice President of Research and Development, which was terminated on November 14, 2014. In connection with the termination of Mr. Venkateshwaran, we entered into a separation and release agreement with Mr. Venkateshwaran on November 19, 2014. Pursuant to the separation and release agreement, Mr. Venkateshwaran received severance pay in the amount of $142,526 which was not paid until 2015.

13

Outstanding Equity Awards at Fiscal Year End

The following table presents for each named executive officer, information regarding outstanding stock options and stock awards held as of December 31, 2014.

	Option Awards					Stock Awards
	Number of securities underlying unexercised options exercisable(1)		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Numbers of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested (8)($)
Mahesh V. Patel, Ph.D.	136,518	(2)	—	2.81	08/12/2020	—	—
	31,978	(3)	—	2.81	12/16/2020	—	—
	83,421	(4)	—	2.81	07/10/2021	—	—
	10,844	(5)	—	2.81	12/15/2021	—	—
	44,415	(6)	25,103	2.81	01/31/2023	—	—
	25,000	(7)	—	8.10	12/09/2023	—	—
	—	(9)	105,116	8.43	08/14/2024
Morgan R. Brown	—	(9)	34,268	8.43	08/14/2024	—	—
	20,834	(9)	29,166	6.00	09/16/2023	—	—
	15,000	(7)	—	8.10	12/10/2023	—	—
	—		—	—	—	7,000	36,820
Gerald T. Simmons	59,313	(10)	—	2.81	11/28/2017	—	—

(1)	The options have not been, and may never be, exercised and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	These options replaced all of the executive officers’ prior stock option grants and were fully vested on the date of grant with a ten year life.

(3)	Vesting of these stock options and stock awards were originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. The stock options and stock awards would vest on December 31st of the calendar year in which the specific milestone is accomplished as determined by the Board of Directors or on June 30, 2014, for any milestone accomplished prior to that date in 2014. Any shares that remained unvested as of June 30, 2014, would expire unless extended by our Board of Directors. Based upon milestones achieved in 2011, the Board of Directors determined that for 2011, 10% of such stock options and stock awards had vested as of December 31, 2011. No milestones were achieved in 2012. In January 2013, the vesting of these stock options and stock awards was modified such that the stock options and stock awards will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for LPCN 1021, or (ii) 50% of the unvested portion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. In addition, the option expiration date was extended to the 10 year anniversary of the date of grant. Vesting of these options occurred on February 10, 2014 which was the date of first dosing in the pivotal clinical study for LPCN 1021.

(4)	This option was fully vested on the date of grant.

(5)	Vesting of this stock option was originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. Based upon milestones achieved in 2012, the Board of Directors determined that for 2012, 30% of such options had vested as of December 31, 2012. In January 2013, the vesting of this stock option was modified such that the stock option will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for LPCN 1021, or (ii) 50% of the remaining unvested potion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. Vesting of these options occurred on February 10, 2014 which was the date of first dosing in the pivotal clinical study for LPCN 1021.

(6)	Vesting of the stock option is 1/36th a month over a three year term.

(7)	Vesting of the stock option is cliff vesting on December 31, 2014.

14

(8)	The market value of shares was determined by multiplying the number of shares subject to the award by $5.26, which was the closing market price on NASDAQ Capital Markets as of December 31, 2014.

(9)	Vesting of the stock option is over a three year term with cliff vesting of one-third with the remaining two thirds vesting at 1/24th a month over the next 24 months.

(10)	These stock options represent all of the fully-vested options held by Mr. Simmons at December 31, 2014. Mr. Simmons' employment was terminated on November 28, 2014 and per the terms of his separation and release agreement, the exercise period of his vested stock options was extended until November 28, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 15, 2015 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 12,848,466 shares of common stock outstanding as of March 15, 2015. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 15, 2015 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Directors and Named Executive Officers
Mahesh V. Patel, Ph.D.(1)	1,235,532	9.4%
Morgan R. Brown, M.B.A.(2)	58,389	*
Gerald T. Simmons (12)	36,689	*
John W. Higuchi, M.B.A.(3)	682,589	5.2%
Stephen A. Hill, M.A., F.R.C.S..(4)	7,334	*
Jeffrey A. Fink(5)	3,334	*
R. Dana Ono, Ph.D.(6)	7,334	*
All executive officers and directors as a group (7 persons)	2,031,201	15.1%
5% Stockholders Not Listed Above
Cormorant Global Healthcare Master Fund, Ltd (7)	666,666	5.2%
Entities affiliated with Elan Services International, Ltd.(8)	800,394	6.2%
Gordhan Patel, R.Ph (9)	795,339	6.1%
Entities affiliated with Venrock (10)	669,921	5.2%
Visium Balanced Master Fund, Ltd.(11)	1,206,000	9.4%

* Less than 1.0%.

15

(1)	Includes (i) 339,900 shares Dr. Patel has the right to acquire through the exercise of options within 60 days of March 15, 2015, (ii) 2,261 shares held by his spouse, (iii) 93,260 shares held by his daughter, and (iv) 93,260 shares held by his son.

(2)	Includes 41,389 shares Mr. Brown has the right to acquire through the exercise of options within 60 days of March 15, 2015.

(3)	Includes (i) 171,063_ shares Mr. Higuchi has the right to acquire through the exercise of options within 60 days of March 15, 2015, (ii) 29,239 shares held by the William Marcus Collier Trust, of which Mr. Higuchi is the trustee and shares voting power, and (iii) 29,239 shares held by the Adele Setsuko Collier Trust, of which Mr. Higuchi is the trustee and shares voting power.

(4)	Includes 3,334 shares Dr. Hill has the right to acquire through the exercise of options within 60 days of March 15, 2015.

(5)	Includes 3,334 shares Mr. Fink has the right to acquire through the exercise of options within 60 days of March 15, 2015.

(6)	Includes 3,334 shares Dr. Ono has the right to acquire through the exercise of options within 60 days of March 15, 2015.

(7)	The address for Cormorant Global Healthcare Master Fund, LP is 100 High Street, Suite 1103, Boston, Massachusetts 02110.

(8)	Includes 718,483 shares held by Elan International Services, Ltd., and 81,911 shares held by Elan Pharma International Limited. The address for the Elan entities is Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland.

(9)	Includes (i) 166,358 shares Mr. Patel has the right to acquire through the exercise of options within 60 days of March 15, 2015; (ii) 13,094 shares held by the Ami Patel Irrevocable Trust One; (iii) 13,094 shares held by the Bhavik Patel Irrevocable Trust One; (iv) 13,094 shares held by the Aiden Patel Irrevocable Trust One; (v) 13,094 shares held by Arian Patel; (vi) 73,099 shares held by the Gordhan C. Patel and Jyotsna Patel and their Successors in Trust under the Ami Patel Irrevocable Trust Number One; (vii) 73,099 shares held by the Gordhan C. Patel and Jyotsna Patel and their Successors in Trust under the Bhavik Patel Trust Number One; (viii) 4,525 shares held by the Neil Patel Irrevocable Trust One; (ix) 4,525 shares held by the Snehal Patel Irrevocable Trust One; (x) 201,755 shares held by The Jyotsna Patel Trust Dated August 3, 2001; (xi) 206,445 shares held by The Gordhan Patel Trust Dated August 3, 2001. Mr. Patel has shared voting and dispositive power over the trust in (xi). The shares in (ii) through (x) are included because they are held by a person resident in Mr. Patel’s household. The address for Mr. Patel is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

(10)	Includes 566,325 shares held by Venrock Healthcare Capital Partners, L.P. and 103,596 shares held by VHCP Co-Investment Holdings, LLC. The address for Venrock Healthcare Capital Partners, L.P. and VHCP Co-Investment Holdings, LLC is 530 5th Avenue, 22nd Floor, New York, New York 10036.

(11)	The address for Visium Balanced Master Fund, Ltd. is 888 Seventh Avenue, 22nd Floor, New York, New York 10019 c/o Visium Asset Management, LP.

(12)	Includes 36,689 shares Mr. Simmons has the right to acquire through the exercise of options within 60 days of March 15, 2015.

16

Certain Transactions

Since January 1, 2014, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Spriaso LLC Assignment and Services Agreements

On July 23, 2013, we entered into assignment/license and services agreements with Spriaso LLC, an entity that is majority-owned by Dr. Mahesh V. Patel, Gordhan Patel, John W. Higuchi, Dr. William I. Higuchi, and their affiliates. Dr. Mahesh V. Patel is our President and Chief Executive Officer and a Chairman of our Board of Directors. Mr. Higuchi is a member of our Board of Directors and Gordhan Patel and Dr. William I. Higuchi, former Board members, were each members of our Board of Directors at the date the license and agreements were entered into.

Under the assignment agreement, we assigned and transferred to Spriaso all of our rights, title and interest in our intellectual property for the cough and cold field. In addition, Spriaso was assigned all rights and obligations under our product development agreement with a co-development partner. In exchange, we are entitled to receive a potential cash royalty of 20% of the net proceeds received by Spriaso, up to a maximum of $10 million. Spriaso also granted back to us an exclusive license to such intellectual property to develop products outside of the cough and cold field. The assignment agreement will expire upon the expiration of all of Spriaso’s payment obligations thereunder and the expiration of all of the licensed patents thereunder. Spriaso has the right to terminate the assignment agreement with 30 days written notice. We have the right to terminate the assignment agreement upon the complete liquidation or dissolution of Spriaso, unless the assignment agreement is assigned to an affiliate or successor of Spriaso.

Under the services agreement, we agreed to provide facilities and up to 10% of the services of certain employees to Spriaso for a period of up to 18 months which expired January 23, 2015. Effective January 24, 2015, we entered into an amended services agreement with Spriaso in which we agreed to continue providing up to 10% of the services of certain employees to Spriaso at a rate of $230 per hour for a period of six months, subject to extension by agreement of the parties. Spriaso filed its first NDA and as an affiliated entity of the Company it used up the one-time waiver for user fees for a small business submitting its first human drug application to the FDA.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

17

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2014, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed our audited financial statements with our management and has discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standard No. 16, as amended.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence from us.

Based on its review, the Audit Committee recommended to the Board of Directors that the audited financial statements for our fiscal year ended December 31, 2013 be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2014, which was filed on March 11, 2015.

Members of the Audit Committee

Jeffrey A. Fink
Dr. Stephen A. Hill
Dr. Richard Dana Ono

18

PROPOSALS

PROPOSAL NO. 1 – election of directors

Overview

There are currently five members of our Board. The terms of all of our directors are scheduled to expire at the 2015 Annual Meeting of Stockholders, at which time all five of the incumbents will stand for re-election. The five director nominees, if elected, will serve a one-year term until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

•	John W. Higuchi, MBA

•	Jeffrey A. Fink

•	Dr. Richard Dana Ono

•	Dr. Mahesh V. Patel

•	Dr. Stephen A. Hill

Business background and biographical information on John W. Higuchi, Jeffrey A. Fink, Dr. Richard Dana Ono, Dr. Mahesh V. Patel and Dr. Stephen A. Hill is set forth above under “Executive Officers and Directors—Directors.”

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted “FOR” the election of each of these director nominees.

19

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF KPMG LLP

Overview

The Audit Committee has engaged the registered public accounting firm of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015. KPMG LLP audited our financial statements for the years ended December 31, 2014 and 2013. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of KPMG LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

PRINCIPAL ACCOUNTANTS

Change in Certifying Accountant

On July 30, 2013, we notified our independent registered public accounting firm, Weinberg & Baer LLC, of our intention to engage KPMG LLP as our new independent registered public accounting firm, and dismissed Weinberg & Baer LLC.

Weinberg & Baer LLC had been the independent registered public accounting firm of Marathon Bar Corp., which changed its name to Lipocine Inc. in connection with the closing of a merger with Lipocine Operating Inc. on July 24, 2013. KPMG had previously served as the independent registered public accounting firm of Lipocine Operating Inc. (formerly Lipocine Inc.). In connection with the reverse merger, MBAR Acquisition Corp., a wholly-owned subsidiary of Lipocine (formerly Marathon Bar Corp.), merged with and into Lipocine Operating, resulting in Lipocine Operating becoming our wholly-owned subsidiary. The decisions to dismiss Weinberg and to engage KPMG were approved by our board of directors.

The merger was accounted for as a reverse-merger and recapitalization. Lipocine Operating was the acquirer for financial reporting purposes and Marathon Bar was the acquired company. Consequently, the assets and liabilities and the operations that will be reflected in the historical financial statements prior to the merger will be those of Lipocine Operating and will be recorded at the historical cost basis of Lipocine Operating, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of Marathon Bar and Lipocine Operating, and the historical operations of Lipocine Operating and operations of the combined company from the closing date of the merger on July 24, 2013.

Weinberg & Baer’s reports on Marathon Bar Corp.’s balance sheets as of December 31, 2012 and 2011, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as described below.

Weinberg & Baer’s report with respect to the year ended December 31, 2012 contained the following explanatory paragraph: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage, and has not established any source of revenue to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of December 31, 2012, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

Weinberg & Baer’s report with respect to the year ended December 31, 2011 contained the following explanatory paragraphs: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage, and has not established any source of revenue to cover its operating costs. As such, it has incurred an operating loss since inception. Further, as of December 31, 2011, the cash resources of the Company were insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

20

During the two most recent fiscal years and through the dismissal date of July 30, 2013, there were no disagreements between Lipocine (formerly Marathon Bar Corp.) and Weinberg & Baer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Weinberg & Baer’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for such periods. Also, during such periods and through the dismissal date of July 30, 2013, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

On July 30, 2013, we engaged KPMG as our new independent registered public accounting firm to audit the consolidated financial statements of Lipocine.

Other than with respect to the audits of Lipocine Operating Inc., our wholly-owned subsidiary, during the two most recent fiscal years and through July 30, 2013, neither we nor anyone acting on our behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Lipocine (formerly Marathon Bar Corp.), and neither a written report nor oral advice provided by KPMG was an important factor considered by Lipocine (formerly Marathon Bar Corp.) in reaching a decision as to the accounting, auditing or financial reporting issues or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We have authorized Weinberg & Baer to respond fully to the inquiries of KPMG, as necessary.

Lipocine provided Weinberg & Baer with the foregoing disclosures and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made by Lipocine herein. A copy of the response of Weinberg & Baer to the foregoing disclosures was attached as Exhibit 16.1 to the Form 8-K filed with the Securities and Exchange Commission on July 31, 2013.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Weinberg & Baer for the period from January 1, 2013 through July 30, 2013, and KPMG, which succeeded Weinberg & Baer as the Company’s principal accountant effective July 30, 2013, for the period from July 30, 2013 through the fiscal year ended December 31, 2014:

	2014	2013

Audit fees	$197,911	$535,040

Tax fees	-	232

Total audit and tax fees	$197,911	$535,272

Audit fees consist of KPMG's and Weinberg & Baer's fees for services related to their audits of our annual financial statements, their review of financial statements included in our quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements, and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents and comfort letters. Audit fees for the 2014 period in the table above were $197,911 for KPMG. Audit fees for the 2013 period in the table above were $4,689 for Weinberg & Baer and $530,351 for KPMG. Audit fees incurred by Lipocine Operating Inc. from KPMG prior to KPMG being engaged by us on July 30, 2013 totaled $304,534 and related to the 2012 and 2011 audits, March 31, 2013 and 2012 interim reviews and audit procedures relating to the reverse merger transaction.

Audit-related fees consist of fees for assurance related services by KPMG and Weinberg & Baer that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered "audit fees." We did not incur any fees under this category in 2014 or 2013.

Tax fees consist of advisory services consisting primarily of tax advice rendered by KPMG in 2013 in connection with our reverse merger. Tax fees incurred by Lipocine Operating Inc. from KPMG prior to KPMG being engaged by us on July 30, 2013 totaled $8,004 and related to tax consulting and advice in connection with our 2013 reverse merger as well as an assignment/licensing and service agreement with a related entity.

All other fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services, if any. We did not incur any fees under this category in 2014 or 2013.

21

Audit Committee Pre-Approval Policies and Procedures

Due to the small size of our Board as well as the limited activities of our Company, our Board of Directors acted as our Audit Committee through January 5, 2014. During that time, our Board approved all audit and permissible non-audit services. These services may have included audit services, audit-related services, tax services and other services. Our Board approved these services on a case-by-case basis.

Effective January 6, 2014, the Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. Since January 6, 2014, all audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Determination of Independence

There were no fees billed by KPMG for non-audit services.

Attendance at Annual Meeting

Representatives from KPMG are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting vote in favor of the proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2015.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 2.

22

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the proxy holders intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

On March 11, 2015, we filed our annual report on Form 10-K for the year ended December 31, 2014. A copy of the annual report on Form 10-K has been made available with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting.

STOCKHOLDER Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than January 1, 2016, which is 120 calendar days prior to the anniversary date of when our proxy statement was released to stockholders in connection with the Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2016 Annual Meeting of Shareholders, a shareholder’s notice must be delivered or mailed to and received by us between February 17, 2016 and March 18, 2016. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10 day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

The proxies to be solicited by us through our Board for our 2016 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal no later than March 16, 2016, which is 45 calendar days prior to the anniversary date of when our proxy statement was released to stockholders in connection with the Annual Meeting.

Stockholder proposals must be in writing and should be addressed to c/o Lipocine Inc., Attention: Corporate Secretary, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

April 30, 2015

Salt Lake City, Utah

23